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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2004


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE2,
                    Asset-Backed Pass-Through Certificates)


                              ACE Securities Corp.
                              --------------------

             (Exact name of registrant as specified in its charter)
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
                   Delaware                               333-110039                         56-2088493
                   --------                               ----------                         ----------
         (State or Other Jurisdiction              (Commission File Number)       (I.R.S. Employer Identification
              of Incorporation)                                                               Number)

6525  Morrison  Blvd.,  Suite 318,
Charlotte, North Carolina                                   28211
-------------------------                                   -----
   (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: 704-365-0569

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 20, 2004, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Ocwen Federal Bank FSB as servicer (the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2A Certificates", "Class A-2B Certificates", "Class A-2C Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $540,000,117 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 20, 2004, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated September 16, 2004 between Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                INITIAL CERTIFICATE                             PASS-THROUGH
           CLASS               PRINCIPAL BALANCE(1)                                 RATE
           -----               --------------------                                 ----
            A-1                    $282,154,000                                   Variable
            A-2A                    $97,696,000                                   Variable
            A-2B                    $24,000,000                                   Variable
            A-2C                    $16,000,000                                   Variable
            M-1                     $37,260,000                                   Variable
            M-2                     $29,700,000                                   Variable
            M-3                     $8,100,000                                    Variable
            M-4                     $8,100,000                                    Variable
            M-5                     $6,750,000                                    Variable
            M-6                     $5,400,000                                    Variable

(1) Approximate.

                  The Certificates, other than the Class B-1, Class B-2, Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 16, 2004 (the "Prospectus Supplement"), and the Prospectus, dated November 5, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1, Class B-2, Class CE, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


               Exhibit No.                                                Description
               -----------                                                -----------
                   4.1                     Pooling and  Servicing  Agreement,  dated as of September 1, 2004, by and among ACE  Securities  Corp.,  as  Depositor,  Ocwen  Federal Bank FSB as
                                           Servicer,  Wells  Fargo  Bank,  N.A. as Master  Servicer  and  Securities
                                           Administrator  and  HSBC  Bank  USA,  National   Association  as  Trustee
                                           relating to the Series 2004-HE2 Certificates.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 2004


                                                 ACE SECURITIES CORP.


                                                 By: /s/ Douglas K. Johnson
                                                     --------------------------
                                                 Name:   Douglas K. Johnson
                                                 Title:  President

                                                 By: /s/ Evelyn Echevarria
                                                     --------------------------
                                                 Name:   Evelyn Echevarria
                                                 Title:  Vice President

                                Index to Exhibits


     Exhibit No.                                Description                                    Sequentially
                                                                                              Numbered Page
         4.1           Pooling and  Servicing  Agreement,  dated as of  September  1,               7
                       2004, by and among ACE Securities  Corp., as Depositor,  Ocwen
                       Federal  Bank FSB as  Servicer,  Wells  Fargo  Bank,  N.A.  as
                       Master  Servicer and  Securities  Administrator  and HSBC Bank
                       USA,  National  Association as Trustee  relating to the Series
                       2004-HE2 Certificates.












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                                   EXHIBIT 4.1